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                                                                    EXHIBIT 10.2
                                                                     Page 1 of 2

SECURITY AGREEMENT - Equipment and Motor Vehicles              DATE OF AGREEMENT
                                                                 APRIL 29, 1997
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 DEBTOR NAME AND ADDRESS                         LENDER NAME AND ADDRESS
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Silverado Foods, Inc.                            Bank of Oklahoma, N.A.
6846 S. Canton #110                              P. O. Box 2300
Tulsa, OK  74136                                 Tulsa, OK  74192-2300
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As of the Date indicated above, the undersigned Debtor and the undersigned
Lender, with addresses as they appear herein, agree as follows:
I. GRANT OF A SECURITY INTEREST. For value received, Debtor hereby grants to Lender a security interest in the property described in Paragraph II, which property is hereinafter referred to collectively as "Collateral". This security interest is given to secure the obligations of the Debtor to Lender as more fully set forth in Paragraphs IV and V hereof.
II. COLLATERAL. The collateral shall include the property described below, all additions, accessions and substitutions thereto and therefor, and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith. The Collateral shall also include all similar property hereafter acquired. The Collateral shall in addition include the proceeds and products of the Collateral and all money and property owned by Debtor which is now or which hereafter may be possessed or controlled by Lender, whether by pledge, deposit or otherwise.
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                                  COLLATERAL
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A. SPECIFICALLY DESCRIBED COLLATERAL. All Machinery and Equipment of Debtor, now
   owned or hereafter acquired, all additions, accessions and substitutions thereto and therefor and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith and all goods acquired with the proceeds thereof.
B. USE OF COLLATERAL. Debtor warrants that the Collateral is to be used primarily for one or more of the following purposes only:
     [ ]  Farming operations, or    [X]  Business other than farming operations.
C. OWNERSHIP OF COLLATERAL.  Debtor warrants that the Collateral is:
     [X] Now owned solely by Debtor, or [ ] Being acquired solely by Debtor with the proceeds of loans secured by this Agreement.
D. LOCATION OF COLLATERAL. Debtor warrants that the location of the Collateral will not be changed except with the written prior consent of Lender, and that the Collateral is or promptly will be located as follows: 1701 E Edinger
   Suite F5, Santa Anna, CA 92705
     [ ]  At Debtor's address as shown above,
     or
     [X]  at the following address:
          3920 E. Pine St., Tulsa, OK  74115
E. VEHICLES. If Collateral includes a vehicle (or vehicles) covered by a certificate of title registration, Debtor warrants that the location of the Collateral indicated above is the place where the Collateral normally will be garaged, hangared, moored or otherwise kept between uses. Debtor warrants said vehicle (or vehicles) is now or promptly will be registered and licensed as follows:
                    State of  Oklahoma
F. MOBILE GOODS. If the Collateral includes "mobile equipment" not covered by a certificate of title registration (examples being some motor vehicles, trailers, airplanes, shipping containers, road building and construction machinery, commercial harvesters, oil rigs and such other mobile goods which are capable of being used in more than one jurisdiction whether or not Debtor intends to so use), Debtor warrants that the locations of such Collateral as set forth above is the place where it will be normally located when not in use.
G. FIXTURES. If the Collateral is to become a fixture, Debtor warrants that it has not yet been affixed to any real property, and when it is, it will be affixed to real property having the following legal description:

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III.  ADDRESS OF DEBTOR.  Debtor warrants that the address shown above is
Debtor's residence, or if Debtor is a corporation or a partnership, that the above address is its place of business or its chief executive office if it has more than one place of business. Debtor agrees to notify Lender promptly of any change of address.
IV. OBLIGATIONS OF DEBTOR SECURED BY THIS AGREEMENT. The security interest herein granted is given to secure all of the obligations of Debtor to Lender including: A. The performance of all agreements, covenants and warranties of the Debtor as set forth in this or any other agreement between the parties; B. All liabilities of Debtor to Lender of every kind and description including:
(1) all future advances, (2) both direct and indirect liabilities, (3) liabilities due or to become due and whether absolute or contingent, and (4) liabilities now existing or hereafter arising and however evidenced; C. All extensions and renewals of liabilities for any term or terms; D. All interest due or to become due on the liabilities of Debtor to Lender; E. All expenditures by Lender for taxes and insurance on, repairs to and maintenance of Collateral; F. All expenditures by Lender involving the performance of or enforcement of any agreement, covenant or warranty provided for by this or any other agreement between the parties; and G. All costs, attorneys' fees and other expenditures of Lender in the collection and enforcement of any obligation or liability of Debtor to Lender and in the collection and enforcement of or realization upon any of the Collateral.
V. FUTURE ADVANCES. It is specifically agreed that the obligations of Debtor secured by this Agreement include all future advances by Lender to Debtor as set forth in Paragraph IV above.
VI. ADDITIONAL PROVISIONS. This Agreement is subject to Additional Provisions set forth on the second page hereof, the same being incorporated herein by reference.
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     LENDER NAME                               DEBTOR SIGNATURE
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Bank of Oklahoma, N.A.        Silverado Foods, Inc.


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Dave A. Johnson, Vice Pres    Lawrence Field, CEO
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                             ADDITIONAL PROVISIONS
DEBTOR EXPRESSLY WARRANTS, COVENANTS AND AGREES:
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                           WARRANTIES AND COVENANTS
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A. RECORDS AND INFORMATION

   1. Financial Information. All loan applications, balance sheets, earnings
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statements, other financial information and other representations which have been, or may hereafter be, furnished to Lender to induce it to enter into or continue a financial transaction with Debtor fairly represent the financial condition of Debtor as of the date and for the period shown therein, and all other information, reports, documents, papers and data furnished to Lender are or shall be, at the time furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. There has been no material change in the financial condition of Debtor since the effective date of the last furnished financial information which has not been reported to Lender in writing.
   2. Furnishing of Information on Collateral. Debtor will furnish Lender
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information adequate to identify with accuracy all Collateral in a form and substance and at times as may be requested by Lender. Debtor will also upon request deliver to Lender true copies of purchase orders, shipping and delivery receipts and invoices evidencing and describing the Collateral. Debtor will execute such documents as Lender may from time to time require to enable Lender to perfect the security interest granted hereby and to receive proceeds of and distributions from or interests in the Collateral.
   3. Residence, Use and Location. Statements herein as to Debtor's address and
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as to location, possession and use of the Collateral are true. Debtor agrees immediately to notify Lender in writing of any proposed change in Debtor's address and to provide such notification prior to the proposed effective date thereof. Debtor will not permit any of the Collateral to be removed (except for normal use) from the location specified herein without the written consent of Lender.
   4. Maintenance, Inspection and Records. Debtor, at own expense, shall keep
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the Collateral in good condition and repair, shall not permit it to be misused or abused or wasted or allowed to deteriorate except for the ordinary wear and tear of its intended primary use, shall prudently protect the Collateral from the elements, shall use the described property lawfully and not permit its illegal use or its use in a manner not permitted by the written insurance coverage. Debtor will at all times maintain accurate books and records covering the Collateral. Lender is hereby given the right and privilege of making such inspections of the collateral and records of the Debtor relating to the Collateral at any time and from time to time. Debtor agrees to assist Lender in every way necessary to facilitate such inspections, audits and verifications.

B. LIEN STATUS, INSURANCE AND ORDINARY COURSE DISPOSITION

   1. Ownership Free of Encumbrances. Except for the security interest granted
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hereby, Debtor now owns, or will use the proceeds of the advances hereunder to become the owner of, the Collateral free from any prior lien, security interests or encumbrances, and Debtor warrants title to all will defend the Collateral against all claims and demands of persons claiming any interest therein adverse to the Lender. Debtor will not permit any liens or security interests other than the Lender's security interest to attach to any of the Collateral, will not permit the Collateral to be levied upon, garnished or attached under any legal process, or permit any other thing to be done that may impair the value of the Collateral or the security interest afforded hereby.
   2. Sale, Lease or Disposition of Collateral Prohibited. Debtor shall not
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sell, transfer, exchange, lease or otherwise dispose of the Collateral or any part thereof or the Debtor's rights therein without first obtaining the prior written consent of Lender, except as to inventory sold or disposed of in the ordinary course of business. The consent of Lender may be conditioned upon any requirements which the Lender deems to be for its protection; and it is understood and agreed that such consent will not be deemed to be effective unless and until such requirements and conditions have been fulfilled.
   3. Financing Statement. No Financing Statement, or other instrument of
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encumbrance, covering Collateral is on file in any public office. Debtor agrees to join with Lender in executing one or more Financing Statements, or other instrument of encumbrance, in form satisfactory to Lender, in order to perfect, or to continue perfection of, the security interest of Lender which may arise hereunder.
   4. Taxes. Debtor shall promptly pay any and all taxes, assessments and
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license fees with respect to the Collateral or the use of the Collateral.

   5. Adequate Insurance. Debtor at own expense shall insure Collateral with
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companies acceptable to Lender against such casualties and in such amounts as prudent and adequate to protect Lender or as Lender shall require. All insurance policies shall be written for benefit of Debtor and Lender as their interests appear and such policies or certified copies thereof evidencing same shall be furnished to Lender within ten days of date of this Agreement. All policies of insurance shall provide for at least ten days prior written notice of cancellation to Lender. Lender may act as attorney for Debtor in the procuring of insurance, in making, adjusting, and settling claims under or cancelling such insurance and in endorsing Debtor's name on any drafts or checks drawn by insurers of Collateral.
   6. Affixing to Real or Personal Property Prohibited. Debtor shall not permit
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any of the Collateral to become an accession or affixed to other personal property or to become attached or affixed to real property without first obtaining prior written consent of Lender. The consent of Lender may be conditional upon any requirements (including, but not limited to, the subrogation of other interest owners in and to such other personal or real property to the rights and interest of Lender) which requirements Lender deems to be for its protection; and it is understood and agreed that such consent will not be deemed to be effective until such conditions and requirements have been fulfilled.
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                               EVENTS OF DEFAULT
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Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, herein called "Events of Default":
   1. Any warranty, covenant, agreement, representation, financial information or statement made or furnished to Lender by or in behalf of Debtor to induce Lender to enter into this Agreement, or in conjunction therewith, is violated or proves to have been false in any material respect when made or furnished.
   2. Any payment required hereunder or under any not or obligation of Debtor to this Lender or to others is not made when due or in accordance with terms of the applicable contract.
   3. Debtor defaults in the performance of any covenant, obligation, warranty or provision contained in any Loan Agreement or in any other note or obligation of Debtor to Lender or to others.
   4. The occurrence of any event or condition which results in acceleration of the maturity of any obligation of Debtor to Lender or to others under any note, indenture, agreement or undertaking.
   5. Loss, theft, substantial damage to or destruction of Collateral.
   6. The making of any levy against or seizure, garnishment or attachment of any Collateral, the consensual encumbrance thereof by Debtor, or the sale, lease or other disposition of Collateral by Debtor without the prior written consent of Lender as required elsewhere in the Agreement, except inventory sold in the ordinary course of business.
   7. When in the judgment of Lender the Collateral becomes unsatisfactory or insufficient in character or value, and upon request Debtor fails to provide additional Collateral as required by Lender.
   8. Any time Lender in its sole discretion believes the prospect of payment or performance of any liability, covenant, warranty or obligation secured hereby is impaired.
   9. The death, dissolution, termination or existence or insolvency of Debtor, the appointment of a receiver over any part of debtor's property or any part of the Collateral, an assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against debtor or any guarantor or surety for Debtor.
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REMEDIES
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Upon the occurrence of an Event of Default, and at any time thereafter, Lender may at is option and without notice or demand to Debtor except as otherwise provided by law, exercise any and all rights and remedies provided by the Uniform Commercial Code of the state in which Lender is organized or holds its certificate of authority, as well as all other rights and remedies possessed by Lender, including, but not limited to:
   1. Declare all liabilities secured hereby immediately due and payable, and/or proceed to enforce payment and performance of all liabilities secured hereby.
   2. Require Debtor to assemble Collateral or evidence thereof and make it available to Lender at any place designated by Lender which is reasonably convenient to both parties.
   3. Repossess the Collateral, and for this purpose Lender is hereby granted authority to enter into and upon any premises on which Collateral or any party may be situated, and to remove it as a part of such repossession. Debtor also consents to the removal of any other personal property attached to or contained in the Collateral, to its retention by Lender until called for by Debtor and, if not called for within thirty (30) days, to its disposition in any manner by Lender.
   4. Possess all books and records evidencing or pertaining to the Collateral, and for this purpose Lender is hereby given authority to enter into and upon any premises at which such books and records or any part of them may be situated, and to remove them.

   5. Apply that portion of the Collateral consisting of cash or cash equivalent items such as checks, drafts or deposited funds against any liabilities of
Debtor selected by Lender, and for this purpose Debtor agrees that cash or equivalents will be considered identical to cash proceeds. Lender shall have the right immediately and without further action by it to set off against the liabilities secured hereby all money owed by Lender to Debtor, whether due or not due, and Lender shall be deemed to have exercised such right to set off and to have made a charge against such money at the time of any acceleration upon default even though such charges made are entered on the Lender's books subsequent thereto.
   6. Transfer any of the Collateral or evidence thereof into its own name or that of a nominee and receive the proceeds therefrom and hold the same as security for the liabilities of Debtor to Lender or apply it on or against any such liability. Lender may also demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, release or realize upon Collateral in its own name or int he name of the Debtor as Lender may determine.
   7. Sell or otherwise dispose of the Collateral. Unless Collateral in whole or part is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Debtor reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made. Any requirement of notice shall be met if notice is mailed, postage prepaid, to the address of Debtor provided herein at least ten days before sale or other disposition or action. Lender shall be entitled to, and Debtor shall be liable for, all reasonable costs, fees for replevin bonds, storage, repossession costs, repair and preparation costs for sale, selling costs and reasonable attorneys' fees as set forth in any promissory note. All such costs shall be secured by the security interest in the Collateral covered herein.
   8. Lender shall not be liable for failure to collect any account, enforce any contract right, or for any other act or omission on the part of Lender, its officers, agents or employees, except as the same constitutes a lack of good faith or failure to act in a commercially reasonable manner. Lender shall have acted in a commercially reasonable manner if its action or non-action is consistent with the general usage of lenders in the area of Lender's location at the time the action or non-action occurs, but this standard shall not constitute disapproval of any procedures which may be otherwise reasonable under the circumstances nor require Lender to take necessary steps to preserve rights against prior parties in an instrument or chattel paper.
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GENERAL
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   1. Expenditures of Lender. At its option and after any written notice to
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Debtor required by law, which notice Debtor and Lender hereby agrees is sufficient if mailed, postage prepaid, to the address of Debtor provided for herein at least ten days before the commencement of the performance of the duties specified therein, it is agreed Lender may discharge taxes, liens, security interests or other encumbrances on the Collateral and may pay for the repair of any damage to the Collateral, for the maintenance and preservation thereof and for insurance thereon. Debtor shall be liable for and agrees to pay Lender for all expenditures of Lender for taxes on the Collateral, for the discharge of liens, security interests or other encumbrances on the Collateral, for the repair of any damage to Collateral, and for all costs, attorneys' fees and other disbursements of Lender in connection with the foregoing. Debtor agrees promptly to reimburse Lender for all such expenditures and until such reimbursement the amounts of such expenditures shall be considered a liability of Debtor to Lender which is secured by this Agreement. In addition, Debtor shall be liable for and agrees to pay Lender for all costs, attorney's fees and other disbursements of Lender as allowed by law or provided for herein in the enforcement or collection of any note, warranty or liability of Debtor to
Lender, or in the realization upon or the enforcement or collection of any account receivable, contract right, promissory note, chattel paper, instrument, documents or other Collateral in which Lender has a security interest. Debtor agrees promptly to reimburse Lender for all such expenditures, and until such reimbursement the amounts of such expenditures shall be considered a liability of Debtor to Lender which is secured by this Agreement.
   2. Right of Offset. Any property, tangible or intangible, of Debtor in
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possession of Lender at any time during the term hereof, or any indebtedness due from Lender to Debtor and any deposit or credit balances due from Lender to Debtor, or any of the foregoing of any party hereto, is pledged to secure payment hereof and may at any time while the whole or any part of Debtor's indebtedness to Lender remains unpaid, whether before or after maturity thereof, be appropriated, held or applied toward the payment of any obligation of Debtor to Lender.
   3. Applicable Law. The law of the jurisdiction where Lender is organized or
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holds its certificate of authority shall control this Agreement.
   4. Waivers. No act, delay or omission, including Lender's waiver of remedy
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because of any default hereunder, shall constitute a waiver of any of Lender's rights and remedies under this Agreement or any other agreement between the parties. All rights and remedies of Lender are cumulative and may be exercised singularly or concurrently, and the exercise of any one or more remedy will not be a waiver of any other. No waiver, change, modification or discharge of any of Lender's rights or of Debtor's duties as so specified or allowed will be effective unless in writing and signed by a duly authorized officer of Lender, and any such waiver will not be a bar to the exercise of any right or remedy on any subsequent default. No officer or employee of Lender has authority to waiver or modify the provisions of this paragraph.
   5. Agreement Binding on Assigns. This Agreement shall inure to the benefit of
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the successors and assigns of Lender and shall be binding upon the heirs, executors, administrators, successors and assigns of Debtor.
   6. Rights of Lender Assignable. Lender at any time and at its option may
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pledge, transfer or assign its rights under this Agreement in whole or in part, and any pledgee, transferee or assignee shall have all the rights of Lender as to the rights or parts thereof so pledged, transferred or assigned. The rights of the Debtor hereunder may not be assigned.
   7. Joint and Several Responsibility of Debtor. If more than one Debtor
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executes this Agreement, their responsibility hereunder shall be joint and several and the reference to Debtor herein shall be deemed to refer to each Debtor.
   8. Separability of Provisions. If any provision of this Agreement shall
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for any reason be held to be invalid or unenforceable, such invalidity or shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
   9. Copies. A carbon, photographic, or other reproduction of this Security Agreement or of any financing statement prepared or filed with respect hereto is sufficient as a financing statement.
   10. Notice of Name Change, etc. Debtor will immediately notify Lender of any
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change in his, her, its or their name, identity, or organizational or corporate structure. 11. Notice of Movement of Collateral. Debtor will immediately notify Lender of any movement or relocation of the Collateral, or any part thereof or any records relating thereto, from any county or state to another county or state.
   11. Notice of Movement of Collateral. Dealer will immediately notify Lender
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of any movement or relocation of the Collateral, or any part thereof or any records relating thereto, from any county or state or another county or state.
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                                     Page 2 of 2 ___________ Borrower's Initials